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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2013

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Erie Indemnity Company (the “Company”) previously entered into a Credit Agreement dated November 3, 2011 (the “Indemnity Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and PNC Bank, N.A., as Syndication Agent, (the “Indemnity Lenders”). The Indemnity Credit Agreement was disclosed in a Current Report on Form 8-K filed on November 8, 2011. On October 25, 2013, the Company entered into an Amended and Restated Credit Agreement (the “Indemnity Amendment”) with the Indemnity Lenders. The Indemnity Amendment, among other things, extends the maturity date to November 3, 2018, lowers the borrowing costs and eliminates the minimum net worth financial covenant.
Erie Insurance Exchange (“the Exchange”) previously entered into a First Amended and Restated Credit Agreement dated October 28, 2011 (the “Exchange Credit Agreement”) with a syndicate of financial institutions, including PNC Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., as Syndication Agent, (the “Exchange Lenders”). The Exchange Credit Agreement was disclosed in, and filed as an exhibit to, the Company’s 2011 Annual Report on Form 10-K filed on February 27, 2012. On October 25, 2013, the Exchange entered into a Second Amended and Restated Credit Agreement (the "Exchange Amendment”) with the Exchange Lenders. The Exchange Amendment, among other things, extends the maturity date to October 25, 2018, lowers the borrowing costs and eliminates the minimum statutory surplus covenant.

The foregoing descriptions of the Indemnity Amendment and Exchange Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendments, copies of which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Certain of the lenders under the Indemnity Amendment and Exchange Amendment, or their affiliates, have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory and other services in the ordinary course of business to the Company, the Exchange and subsidiaries of the Exchange, for which they receive customary fees and commissions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Amended and Restated Credit Agreement among JPMorgan Chase Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Indemnity Company, dated October 25, 2013.

Exhibit 99.2 Second Amended and Restated Credit Agreement among PNC Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Insurance Exchange, dated October 25, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

October 30, 2013	By:	/s/ Marcia A. Dall

Name: Marcia A. Dall
Title: Executive Vice President & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Credit Agreement among JPMorgan Chase Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Indemnity Company, dated October 25, 2013.
99.2	Second Amended and Restated Credit Agreement among PNC Bank, National Association, as Administrative Agent; the Lenders named therein; and Erie Insurance Exchange, dated October 25, 2013.